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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-A

               For Registration of Certain Classes of Securities
                    Pursuant to Section 12(b) or (g) of the
                        Securities Exchange Act of 1934



                                  Yuasa, Inc.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


                  Pennsylvania                    23-2955195
             -----------------------          -------------------
              (State of Incorporation           (I.R.S. Employer
                or Organization)               Identification No.)


                  2366 Bernville Road
                 Reading, Pennsylvania                  19605
                 -----------------------          -------------------
                 (Address of principal                (Zip Code)
                   executive offices)

Securities to be registered pursuant to Section 12(b) of the Act:

          Title of each class      Name of each exchange on which
          to be so registered      each class is to be registered

          Class A Common Stock          New York Stock Exchange
     --------------------------    ------------------------------


If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [X]

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

Securities Act Registration Statement file number to which this form relates:
333-48881
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Securities to be registered pursuant to section 12(g) of the Act:



                                Not Applicable
       ----------------------------------------------------------------
                               (Title of class)

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Item 1.   Description of Registrant's Securities to be Registered.
-------   -------------------------------------------------------

          The description of the Registrant's Class A Common Stock is incorporated herein by reference to "DESCRIPTION OF CAPITAL STOCK" set forth in Registration Statement No. 333-48881 on Form S-1 filed with the Commission on May 21, 1998.

Item 2.   Exhibits.
-------   --------

          1. Articles of Incorporation of Yuasa, Inc. (Incorporated herein by reference to Exhibit 3.1 of Registration Statement No. 333-48881 on Form S-1 filed with the Commission on May 21, 1998).

          2. Bylaws of Yuasa, Inc. (Incorporated herein by reference to Exhibit 3.2 of Registration Statement No. 333-48881 on Form S-1 filed with the Commission on May 21, 1998).

          3. Specimen of stock certificate of Class A Common Stock, par value $0.01 per share of Yuasa, Inc.

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                                   SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                    Yuasa, Inc.
                                    (Registrant)


Date:  June 2, 1998                 By /s/ Michael T. Philion
                                       ------------------------------
                                       Michael T. Philion,
                                       Vice President, Finance and
                                       Chief Financial Officer

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                                 EXHIBIT INDEX

NUMBER    DESCRIPTION
------    -----------

1. Articles of Incorporation of Yuasa, Inc. (Incorporated herein by reference to Exhibit 3.1 of Registration Statement No. 333-48881 on Form S-1 filed with the Commission on May 21, 1998).

2. Bylaws of Yuasa, Inc. (Incorporated herein by reference to Exhibit 3.2 of Registration Statement No. 333-48881 on Form S-1 filed with the Commission on May 21, 1998).

3. Specimen of stock certificate of Class A Common Stock, par value $0.01 per share of Yuasa, Inc.

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